Available-for-Sale Investment	12 Months Ended
Dec. 31, 2010
Available-for-Sale Investment [Abstract]
AVAILABLE-FOR-SALE INVESTMENT
6.	AVAILABLE-FOR-SALE INVESTMENT
In February 2010, the Company extended a loan with principal of $440 to Beijing Viatt Information Technology Co. Ltd (“Viatt”), a private company providing IT services and solutions for Chinese domestic financial institutions. The loan carries 8% annual interest rate with two-year term and is convertible into a 20% equity interest of Viatt. The investment was accounted for by the Company as available-for-sale investment which measured at fair value on a recurring basis. The Company recognized $32 interest income in the consolidated statements of operations. The Company remeasured the fair value of this available-for-sale investment at the end of December 31, 2010 using a binomial model based on certain key assumptions such as the probability of conversion to ordinary shares of Viatt and the fair value of the equity of Viatt, and $494 excess of fair value over the carrying amount as the unrecognized gains on the available-for-sale investment was recorded in other comprehensive income for the year ended December 31, 2010.

In September 2010, the Company extended an additional loan with principal of $221 to Viatt. The loan carries 12% annual interest rate with two-year term. The Company determined that the fair value of the investment approximated the outstanding balance of the loan, including the principal and the interest receivable. The Company recognized an interest income of $9 in the consolidated statements of operations for the year ended December 31, 2010.